     As filed with the Securities and Exchange Commission on August 7, 2001
                                                      Registration No. 333-
================================================================================


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                         ------------------------------
                                    FORM S-3
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         ------------------------------
                                 EUROTECH, LTD.
             (Exact name of registrant as specified in its charter)
                          -----------------------------

    District of Columbia                                         33-0662435
  (State or jurisdiction of                                   (I.R.S. Employer
incorporation or organization)                               Identification No.)

                 10306 Eaton Place, Suite 220, Fairfax, VA 22030
                                 (703) 352-4399
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)
                           --------------------------

         Don V. Hahnfeldt                        Copies of communications to:
President and Chief Executive Officer               Max A. Stolper, Esq.
   10306 Eaton Place, Suite 220              Leonard Hurt Frost Lilly & Levin PC
        Fairfax, VA 22030                      1701 K Street, N.W., Suite 300
         (703) 352-4399                         Washington, DC 20006-1522
(Name, address, including zip code, and                (202) 223-2500
telephone number, including area code, of
       agent for service)
                           --------------------------

Approximate dates of proposed sales to the public: From time to time after this Registration Statement becomes effective.
                           --------------------------
If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

If any of the securities being registered on this Form are to be offered on a delayed or continuing basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] Registration No. 333-44086

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]


PURSUANT TO RULE 462(b), THIS REGISTRATION STATEMENT RELATES TO REGISTRATION NO. 333-44086 OF THE SAME REGISTRANT. THE CONTENTS OF REGISTRATION NO. 333-44086 ARE INCORPORATED HEREIN BY REFERENCE.

       [continuation page to Registration Statement 333-      cover page]


                                   CALCULATION OF REGISTRATION FEE
----------------------- -------------------- --------------------- --------------------- --------------------
Title of each class                          Proposed maximum      Proposed maximum
of  securities  to      Amount to be         offering price        aggregate             Amount of
be registered           registered           per unit              offering price        registration fee
----------------------- -------------------- --------------------- --------------------- --------------------
Common Stock,
 .00025 par value            2,506,267              $0.46*            $1,152,882.80            $288.22
----------------------- -------------------- --------------------- --------------------- --------------------

* Calculated in accordance with Rule 457(c), based on the average of the high and low prices reported on the American Stock Exchange at the close of business on August 2, 2001.

The Registrant certifies that it has instructed its bank to transmit the filing fee by wire transfer from the Registrant's account to the Commission's account at Mellon Bank as soon as practicable; that the Registrant will not revoke such instructions; that the Registrant has sufficient funds in such account to cover the amount of the filing fee; and that the Registrant will confirm receipt of such instructions by the bank during regular business hours on the following business day.


                                 EUROTECH, LTD.

                                    FORM S-3
                                  EXHIBIT INDEX

------------------ -------------------------------------------------------------------------- -----------
                                                                                               Location
   Exhibit No.     Description                                                                Reference
   -----------     -----------                                                                ---------
------------------ -------------------------------------------------------------------------- -----------
 1                 Not applicable

 2                 Not applicable

 4                 Not applicable

 5                 Opinion of Leonard Hurt Frost Lilly & Levin PC                                      *

 8                 Not applicable

12                 Not applicable

15                 Not applicable

23.1               Consent of Grassi & Co., CPAs, P.C.                                                 *

23.2               Consent of Leonard Hurt Frost Lilly & Levin PC (included in Exhibit 5)              *

24                 Not applicable

25                 Not applicable

26                 Not applicable

27                 Not applicable
------------------ -------------------------------------------------------------------------- -----------

Legend:
------

-------------- ------------------------------------------------------------------------------------------
+

*              Filed herewith
-------------- ------------------------------------------------------------------------------------------

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fairfax, Virginia, on August 6, 2001.

                                                   EUROTECH, LTD.


                                                   By: s/ Don V. Hahnfeldt
                                                      --------------------------
                                                          Don V. Hahnfeldt
                                                          President and CEO

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Person                                           Capacity                              Date
------                                           --------                              ----

/s/ Chad Verdi                       Chairman of the Board of Directors             August 6, 2001
---------------------------
    Chad A. Verdi


/s/ Don V. Hahnfeldt                 Director, President, Chief Executive Officer   August 6, 2001
---------------------------
    Don V. Hahnfeldt


/s/ Leonid Khotin                    Director                                       August 6, 2001
---------------------------
    Leonid Khotin


/s/ Simon Nemzow                     Director                                       August 6, 2001
---------------------------
    Simon Nemzow


/s/ Jon W. Dowie                    Treasurer, Chief Financial and Accounting       August 6, 2001
---------------------------         Officer
    Jon W. Dowie


